   AGREEMENT FOR AMENDMENT OF DOCUMENTS

     THIS AGREEMENT FOR AMENDMENT OF
DOCUMENTS is made and entered into this
30th day of January 31, 1997, by and
between EMERITUS PROPERTIES III, INC., a
Washington corporation ("Borrower"), and
OCWEN FEDERAL BANK FSB, a federally
chartered savings bank ("Lender").

                 RECITALS

     Of even date herewith Borrower and
Lender have entered into a Loan Agreement
(the "Loan Agreement") pursuant to which Lender has agreed to make a loan (the
"Loan") to Borrower in the original
principal amount of Six Million four
Hundred Sixty-Five Thousand and No/100
Dollars ($6,465,000), subject to the terms and conditions set forth therein, for the purpose of providing a portion of the funds necessary to enable Borrower to acquire the real property situated in Pierce County, Washington, described therein and construct and operate a one hundred (100) unit assisted living facility thereon.

     Lender may desire to assign and
deliver the Loan or interests therein to prospective purchasers ("Purchaser") in exchange for mortgage backed securities.

     To induce Lender to make the Loan and
enter into the Loan Agreement, Borrower
has agreed to execute this Agreement for the benefit of Lender and prospective
Purchasers.

     NOW, THEREFORE, in consideration of
the making of the Loan, Borrower hereby
agrees as follows:

     1.   Borrower agrees to cooperate
promptly and fully with Lender and/or
Lender's closing agents to correct any
clerical errors in any documents executed in connection with the Loan, which corrections are deemed necessary or desirable by Lender to enable Lender to sell, convey, guaranty or market the Loan to any person or entity, including buy not limited to any Purchaser (the "Purchaser
Modifications").

     2.   Failure upon the part of
borrower to make any of the Purchaser
Modifications within ten (10) days after written notice by lender shall be deemed to be an Event of Default under the Loan
Agreement and the other Loan Documents
described therein.

     3.   This Agreement is one of the
Loan Documents described in the Loan
Agreement.




      [SIGNATURES ON FOLLOWING PAGE]

     EXECUTED as of the date first set
forth above.

                    EMERITUS PROPERTIS
III, INC.,
                    a Washington
corporation

                    By:  /s/ Kelly J.
Price
                    ----------------------
----------------------
                    Name:  Kelly J. Price
                    Its:        Secretary

                    OCWEN FEDERAL BANK
FSB,
                    a federally chartered
savings bank

                    By:  John W. Halverson

------------------------------------------
--
                    Name:  John W.
Halverson
                    Its:        Vice
President


































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